                                                                      Exhibit 24

                                  POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of James W. Bracke and Dennis J. Allingham his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute a Registration Statement on Form S-3 to be filed under the Securities Act of 1933, as amended, for the registration of the resale of certain shares of Common Stock of Lifecore Biomedical, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

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
Dated:  August 6, 1998                             /s/ Orwin L. Carter
                                                 -------------------------------
                                                      Orwin L. Carter, Ph.D.

Dated:  August  ___, 1998
                                                 -------------------------------
                                                         Joan L. Gardner


Dated:   August 6, 1998                            /s/ Thomas H. Garret
                                                 -------------------------------
                                                         Thomas H. Garret


Dated:  August 6, 1998                             /s/ John C. Heinmiller
                                                 -------------------------------
                                                       John C. Heinmiller


Dated:  August  6, 1998                            /s/ Donald W. Larson
                                                 -------------------------------
                                                        Donald W. Larson


Dated:  August 5, 1998                             /s/ Richard W. Perkins
                                                 -------------------------------
                                                        Richard W. Perkins
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